Discontinued operations and assets and liabilities held for sale	12 Months Ended
Dec. 31, 2019
Disclosure of non-current assets held for sale and discontinued operations [Abstract]
Discontinued operations and assets and liabilities held for sale
Discontinued operations and assets and liabilities held for sale

On December 20, 2019, the Group completed the sale of its North American and Japanese closures businesses. These operations represent substantially all of the Group's former Closures segment. The Group received preliminary net proceeds of $611 million. These proceeds are subject to further adjustment associated with differences between estimated and final amounts as of completion, in respect of balances such as cash, indebtedness and working capital, each as defined in the sale agreement. The results of the North American and Japanese closures businesses have been presented as discontinued operations for all periods presented.

The Group has retained and continues to operate the remaining closures businesses, including operations in EMEA and South America.

Based on the preliminary sales proceeds, the related book values of the net assets disposed of and the effect of the reclassification of the foreign currency translation reserve, the pre-tax loss on the sale of the North American and Japanese closures businesses was $85 million for the year ended December 31, 2019, as follows:

(In $ million)	For the year ended December 31, 2019
Cash proceeds received	611
Disposal costs	(8)
Net proceeds received	603

Details of net assets disposed of:
Cash and cash equivalents, net of bank overdrafts	9
Trade and other receivables, net	84
Inventories	76
Current tax assets	5
Property, plant and equipment	206
Intangible assets	422
Other assets	5
Trade and other payables	(92)
Lease liabilities	(25)
Deferred tax liabilities	(36)
Employee benefits	(17)
Provisions	(3)
Other liabilities	(2)
Net assets disposed of	632

Loss on sale before reclassification of foreign currency translation reserve	(29)
Reclassification of foreign currency translation reserve	(56)
Loss on disposal	(85)

The following table presents summarized information in relation to the results and cash flows of the discontinued operations.

	For the year ended December 31,
(In $ million)	2019	2018	2017
Results of discontinued operations
Revenue	547	601	579
Expenses	(533)	(539)	(545)
Profit (loss) before income tax	14	62	34
Income tax benefit (expense)	(6)	(38)	(16)
Profit (loss) from discontinued operations prior to gain on disposal	8	24	18
Gain (loss) on disposal	(85)	—	—
Tax benefit (expense) on disposal	—	—	—
Gain (loss) on disposal, net of tax	(85)	—	—
Profit (loss) from discontinued operations	(77)	24	18

Cash flows from (used in) discontinued operations
Net cash from (used in) operating activities	67	97	98
Net cash from (used in) investing activities	(42)	(34)	(28)
Net cash from (used in) financing activities	(6)	(1)	(1)
Net cash from (used in) discontinued operations	19	62	69

The loss from discontinued operations for the year ended December 31, 2019 includes a goodwill impairment charge of $33 million arising from the write-down of the disposal group to its estimated recoverable amount. Refer to note 14 for further details.

Assets held for sale as of December 31, 2019 and December 31, 2018 included $11 million and $5 million, respectively, related to other segments.